NOVEMBER 5, 2026
SUPPLEMENT TO
COMBINED STATEMENT OF ADDITIONAL INFORMATION
FOR THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.
DATED FEBRUARY 27, 2026, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information (“SAI”).
At a Joint Special Meeting of Shareholders held on November 5, 2026, shareholders of Hartford Emerging Markets Equity Fund (the “Fund”) approved a proposal to reclassify the Fund from a diversified investment company to a non-diversified investment company and to eliminate the Fund’s related fundamental diversification policy. The change to the Fund’s diversification classification will become effective December 7, 2026. Accordingly, the following changes are being made to the above referenced SAI effective December 7, 2026:
(1) Under the heading “Investment Objectives and Policies – D. Classification” in the above referenced SAI, the first and second paragraphs are deleted in their entirety and replaced with the following:
Each Fund, except Hartford Emerging Markets Equity Fund, Emerging Markets Local Debt Fund and World Bond Fund, has elected to be classified as a diversified series of an open-end management investment company. As a diversified fund, at least 75% of the value of each such Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer (i) to an amount not greater in value than 5% of the value of the total assets of such Fund and (ii) to not more than 10% of the outstanding voting securities of such issuer.
Each of Hartford Emerging Markets Equity Fund, Emerging Markets Local Debt Fund and World Bond Fund has elected to be classified as a non-diversified series of an open-end management investment company, which means that these Funds are not required to comply with the diversification rules of the 1940 Act set forth in the prior paragraph, although each such Fund must meet the tax-related diversification requirements set forth in Section C above.
(2) Under the heading “Investment Risks” in the above referenced SAI, in the risk table that sets forth the investment risks for the Funds for which HFMC is the investment manager and Wellington Management is the sub-adviser, “Non-Diversification Risk” is marked with a “X” for “Hartford Emerging Markets Equity Fund”.
THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR SAI FOR FUTURE REFERENCE.